SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 10, 2003
                                                   ----------------


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

       0-14234                                           95-3587522
-----------------------                     ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


  5743 NW 66th Ave., Parkland, FL                        33067-1330
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

                                 (212) 709-8111
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

Appointment of Phillip Michael Holmes as a Director
---------------------------------------------------

         On October 10, 2003, the Board of Directors appointed Philip Michael Holmes to the Board of Directors to fill the vacancy left by the resignation of Mr. Wolfgang Stangl. Mr. Holmes joins H. Martin DeFrank and Geraldine Blecker as Directors for the Company. The Directors serve for a term of one year or until the next annual meeting of shareholders at which their successors are duly elected and qualified.

Philip Michael Holmes

         Mr. Holmes began his career in the United Kingdom as an apprentice radio and TV technician before moving into accounting at the Post Office for four years prior to his relocation to Germany in 1978. He successfully completed commercial accounting studies in Munich in 1985 while working as Chief Accountant for Ansell, an Australian distributor of household rubber goods, from 1980 to 1986. He then joined the process automation division of an American company, Combustion Engineering Inc. in their European Headquarters in Germany as their C.F.O. for Central Europe from 1986 through 1991 and accompanied their merger with ABB in 1989. From 1991 through 1997 he was C.F.O. for two U.S. and German based software companies before becoming self-employed in 1997 as a business consultant. His most notable achievement was accompanying the start-up of a cable TV company in 1998 as a co-investor, financial consultant, and acting C.F.O. through to its private placement in 2000 for 176 million euros, bringing a 400% return for its investors. In 2001, he accompanied the start-up phase of a new cable TV venture in Germany and was co-founder and main investor of Audio Elevation GmbH, a manufacturer of high-end sub-woofers. In 2002, he set up with his business partners the PFS -PRO Finance Services GmbH, a finance consulting company concentrating on start-ups, financing, mergers and acquisitions and IPO consulting. His activities as a business consultant with PFS include accompanying start-ups in the very different areas of cross-media document management, designers of customized business software, and manufacturers of environmental technology.

News Release
------------

         Additionally, on October 10, 2003, Kings Road Entertainment, Inc., issued a News Release announcing Philip Michael Holmes as a new Company Director. A copy of the News Release, which is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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                                  SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                               Kings Road Entertainment, Inc.
                                               (Registrant)




             KINGS ROAD ENTERTAINMENT, INC.


Date:  October 20, 2003                         /S/ Geraldine Blecker
                                                -------------------------------
                                                By: Geraldine Blecker
                                                Its:  Chief Executive Officer



Date:  October 20, 2003                         /S/ H. Martin DeFrank
                                                -------------------------------
                                                By: H. Martin DeFrank
                                                Its:  Chief Financial Officer


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                               INDEX TO EXHIBITS


Exhibit Number                      Exhibit

99.1                                Press Release dated October 10, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.

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